UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2024 First Guaranty Bank (the “Bank”), a wholly-owned subsidiary of First Guaranty Bancshares, Inc. (“First Guaranty”), sold three properties previously owned by the Bank, two stand-alone branches and a portion of the headquarters building which also contains a branch (collectively, the “Properties”), to FGB Partners, L.L.C. (the “Purchaser”), for an aggregate cash purchase price of approximately $15.0 million. All of the Properties are located in Louisiana.

Purchaser is wholly owned by three of our directors and significant shareholders: our Chairman Marshall T. Reynolds, Edgar Ray Smith III and William K. Hood.

The Bank concurrently entered into absolute net lease agreements (the “Lease Agreements”) with Purchaser under which the Bank will lease each of the Properties. Each of the Lease Agreements will have an initial term of 15 years with specified renewal options. We will not close any branches or exit any markets as part of the sale-leaseback transaction.

The sale-leaseback transaction resulted in a pre-tax gain of approximately $13.2 million, or $10.4 million after tax. Aggregate first full year of rent expense under the Lease Agreements will be approximately $1.3 million pre-tax, or $1.0 million after tax.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Lease Agreements, dated June 28, 2024, by and between First Guaranty Bank and FGB Partners, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: July 1, 2024
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Lease Agreements, dated June 28, 2024, by and between First Guaranty Bank and FGB Partners, L.L.C.